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                                                                    EXHIBIT 10.2

                         RELIANCE GROUP HOLDINGS, INC.

                             1994 STOCK OPTION PLAN
                          ---------------------------

                                     PART I

                  PURPOSES; DEFINITIONS; SHAREHOLDER APPROVAL;
                  RESERVATION OF SHARES; PARTICIPATION IN PLAN

                                   ARTICLE I

                                    Purposes

     1.1  Purposes of Plan.  The purpose of this Reliance Group Holdings, Inc.
          -----------------
1994 Stock Option Plan (this "Plan") is to provide incentives to selected key employees of the Company and/or its Affiliates who contribute, and are expected to contribute, materially to the success of the Company and its Affiliates; to provide a means of rewarding outstanding performance; and to enhance the interest of such key employees in the Company's continued success and progress by providing them a proprietary interest in the Company. Further, this Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified key personnel necessary for the continued success and progress of the Company.


                                   ARTICLE II

                                  Definitions

     Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 7.1.

     "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" means a Subsidiary.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Chairman" means the Chairman of the Board of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means, except as set forth in Article X, the Stock Option Committee appointed by the Board to administer this Plan
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pursuant to Article VII.

     "Common Stock" means, subject to the provisions of Section 9.3, the presently authorized common stock of the Company, par value $.10 per share.

     "Company" means Reliance Group Holdings, Inc.

     "Disability" means (subject to Section 6.2) a physical or mental impairment of sufficient severity such that an Employee is both eligible for and in receipt of benefits under the long-term disability provisions of the Company's benefit plans.

     "Employee" means an employee (including an officer) of the Company or of an Affiliate of the Company, except that, when used in connection with an Incentive Stock Option, "Employee" means an employee (including an officer) of the Company or of a Subsidiary of the Company.

     "Fair Market Value" means the closing price at which the Common Stock of the Company shall have been sold regular way on the New York Stock Exchange on the date as of which such value is being determined or, if no sales occurred on such day, then on the next preceding day on which there were such sales, or, if at any time the Common Stock shall not be listed on the New York Stock Exchange, the fair market value as determined by the Committee on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

     "Incentive Stock Option" means an option to purchase Common Stock, granted by the Company to a Key Employee pursuant to Section 5.1, which is intended to meet the requirements of Section 422 of the Code and which is labeled an Incentive Stock Option.

     "Key Employee" means an Employee selected to participate in this Plan pursuant to the terms hereof.

     "Non-Qualified Option" means an option to purchase Common Stock, granted by the Company to a Key Employee pursuant to Section 5.1, which is not an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Non-Qualified Option.

     "Plan" means the Reliance Group Holdings, Inc. 1994 Stock Option Plan, as set forth herein and as from time to time amended.

     "Special Compensation Committee" means the Special Compensation Committee of the Board.

     "Subsidiary" means a subsidiary or parent corporation, as

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defined in Section 424(e) and (f) of the Code, with respect to the Company.


                                  ARTICLE III

                  Shareholder Approval; Reservation of Shares

     3.1  Shareholder Approval.  This Plan shall be effective upon approval of
          ---------------------
the Plan by a vote of a majority of shares of Common Stock present, or represented and entitled to vote, at an annual meeting of shareholders.

     3.2  Shares Reserved Under Plan.  Subject to adjustment under the
          ---------------------------
provisions of Section 9.3 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 2,500,000 shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Shares issued pursuant to this Plan shall be subject to all applicable provisions of the Certificate of Incorporation and By-Laws of the Company in existence at the time of issuance of such shares and at all times thereafter. If Options granted under this Plan shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, new Options may be granted under this Plan covering the number of shares to which such termination or cessation relates. At no time may the sum of the maximum number of shares issuable under outstanding Options granted under this Plan and the number of shares previously issued under Options granted under this Plan exceed the maximum number of shares that may be issued and sold under this Plan, as above stated.

                                   ARTICLE IV

                             Participation in Plan

     4.1  Eligibility to Receive Options. Options under this Plan may be granted
          -------------------------------
only to officers and other Key Employees of the Company or an Affiliate of the Company on the date the Option is granted. A member of the Board of Directors who is not also an Employee of the Company or of an Affiliate of the Company shall not be eligible to receive an Option.

     4.2  Participation Not Guarantee of Employment.  Nothing in this Plan or in
          ------------------------------------------
the instrument evidencing the grant of an Option shall in any manner be construed to limit in any way the right of the Company or an Affiliate to terminate a Key Employee's employment at any time, without regard to the effect of such termination on any rights such Key Employee would otherwise have under this Plan, or give any right to such a Key Employee to remain employed by the Company or an Affiliate thereof in any particular position or at any particular rate of compensation.

                                    PART II

                                    OPTIONS;
                      TERMINATION OF EMPLOYMENT AND DEATH

                                   ARTICLE V

                                    Options

     5.1  Grants of Options.
          ------------------

     (a)  Grant.  The Committee or the Special Compensation Committee, as the
          ------
case may be, may grant Incentive Stock Options and/or Non-Qualified Options to Key Employees. All Options under this Plan shall be granted within ten years of the date on which this Plan is adopted or the date this Plan is approved by the shareholders of the Company, whichever is earlier. No more than 500,000 shares issuable under Options granted under this Plan may be granted to any employee, subject to adjustment in accordance with Section 9.3 hereof.

     (b)  Option Price.  Subject to the requirements of Section 5.3(b) hereof,
          -------------
the purchase price per share of Common Stock under each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value per share of such Common Stock on the date the Option is granted, and the purchase price per share of Common Stock under each Non-Qualified Option shall be determined by the Committee but shall be not less than 90 percent of the Fair Market Value per share of such Common Stock on the date such Non-Qualified Option is granted.
The Option price may be subject to adjustment in accordance with the provisions of Section 9.3 hereof.

     (c)  Option Agreements.  Options shall be evidenced by Option Agreements in
          ------------------
such form and containing such terms and conditions as the Committee shall approve, which terms and conditions need not be the same for all Options.

     (d)  Options Nontransferable.  An Option granted under this Plan shall by
          ------------------------
its terms be nontransferable by the Key Employee otherwise than by will or the laws of descent and distribution, and, during the lifetime of the Key Employee, shall be exercisable only by such Employee. No transfer of an Option by a Key Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

     (e)  Substitution and Cancellation.  The Committee, in its sole discretion,
          ------------------------------
may grant to an Employee who has been granted an Option under this Plan, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower (or higher) than the purchase price provided in the Option so surrendered and cancelled and containing such other terms as the Committee may deem appropriate, subject to such limitations or restrictions with respect to an Incentive Stock Option as may be imposed by the Code.

     5.2  Exercise of Options.
          --------------------

     (a)  Term of Options; Vesting.  Subject to the requirements of Section
          -------------------------
5.3(b) hereof, the term of each Option  granted under this Plan shall be ten
(10) years from the date of grant, except that a Non-Qualified Option with a per share Option price that equals or exceeds Fair Market Value per share on the date of grant shall have a term of ten (10) years and ten (10) days from the date of grant. An Option granted under this Plan shall become 100% vested at the earliest of the following times if the Optionee is an Employee at such time:
(i) the Employee's normal retirement date (age 65 or later), (ii) the Employee's death or Disability, or (iii) five years from the date of grant. Each Option shall vest and become exercisable in cumulative installments to the extent of 25% of the number of shares originally covered thereby on and after the second, third, fourth and fifth anniversaries of the grant of the Option, if the Optionee is an Employee on such anniversary. In its sole discretion, the Committee or the Special Compensation Committee, as the case may be, may prescribe shorter installments or accelerate the exercisability of any Option at any time.

     (b)  Payment on Exercise.  No shares of Common Stock shall be issued on the
          --------------------
exercise of an Option unless paid for in full at the time of purchase. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at the then Fair Market Value thereof. Stock certificates for the shares of Common Stock so paid for will be issued and delivered to the person entitled thereto only at the Company's office in New York, New York. No Key Employee shall have any rights as a shareholder with respect to any share of Common Stock covered by an Option unless and until such Employee shall have become the holder of record of such share, and, except as otherwise permitted in Section 9.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such Employee shall have become the holder of record thereof.

     (c)  Exercise upon Dissolution, Liquidation or Winding Up.  If at any time
          -----------------------------------------------------
after an Option has become exercisable and prior to its exercise and expiration, a voluntary dissolution, liquidation (other than a liquidation into another corporation which agrees to continue this Plan) or winding up of the affairs of the Company shall be proposed, the Company shall cause notice in writing to be mailed to each person holding an Option under this Plan, which notice shall be mailed not less than twenty days prior to the closing of the transfer books of the Company or the record date for determination of the holders of Common Stock of the Company entitled to participate in such dissolution, liquidation or winding up, as the case may be, to the end that during such notice period the holder of any Option, to the extent that the same is then exercisable by such holder, may, subject to the terms of Article V hereof, purchase Common Stock in accordance with the terms of the Option and be entitled, in respect of the number of shares so purchased, to all the rights of the other holders of Common Stock of the Company with respect to such proposed dissolution, liquidation or winding up of the affairs of the Company. Each Option at the time outstanding shall terminate at the close of business on the twentieth day after mailing of such notice to the holder of such Option or on the record date for determination of holders of Common Stock entitled to participate in such dissolution, liquidation or winding up, whichever date is later.

     5.3  Incentive Stock Options.
          ------------------------

     (a)  Annual Limitation.  Any other provision of this Plan notwithstanding,
          ------------------
but subject to the limitation of Section 3.2 relating to the aggregate number of shares subject to this Plan, the aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any Employee during any calendar year (under this Plan and any other plans of the Company and its Subsidiaries) shall not exceed $100,000. For purposes hereof, an "incentive stock option" means an option described in Section 422(b) of the Code. The limitation set forth herein shall apply as and to the extent required to enable Incentive Stock Options to qualify under Section 422 of the Code and, if such
Section 422 is amended, the Committee shall have the power to make corresponding changes in the limitation set forth herein.

     (b)  Incentive Stock Options Granted to Ten Percent Shareholders.  No
          ------------------------------------------------------------
Incentive Stock Option shall be granted to any Key Employee who owns, directly or indirectly pursuant to Section 424(d) of the Code, stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time such Incentive Stock Option is granted, the price of the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (c)  Notice.  Each Key Employee shall give prompt notice to the Company of
          -------
any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the date of grant or one year after the date of transfer of such shares to the Key Employee upon the exercise of such Incentive Stock Option.

     (d)  Consent.  To the extent appropriate to avoid a "modification" or other
          --------
event described in Section 424(h) of the Code, a Key Employee's rights under an Incentive Stock Option (including the rights to pay the exercise price in Common Stock) shall be set forth in the Option Agreement at the date of grant, so as to preclude any requirement that further Committee consent be given after the date of grant.

                                   ARTICLE VI

                      Termination of Employment and Death

     6.1  Termination of Employment.  Unless earlier terminated in accordance
          --------------------------
with its terms, an Option shall terminate after 90 days after any of the following:

     (a) voluntary termination of employment by the Key Employee, with or without consent of the Company,

     (b) termination of employment of the Key Employee by the Company or any of its Affiliates, with or without cause, or

     (c) termination of employment of the Key Employee for any other reason, including retirement under a retirement plan maintained by the Company, or because the Affiliate employing such Key Employee ceases to be an Affiliate of the Company and such Employee does not, prior thereto or contemporaneously therewith, become a Key Employee of the Company or of another Affiliate.

     6.2  Death or Disability of Optionee.  If a Key Employee's employment is
          --------------------------------
terminated as a result of Disability or death, such Employee, or such Employee's legal representatives, shall be entitled to exercise the Option in whole or in part at any time within one year following the Disability (defined in accordance with Section 422(c) of the Code in the case of an Incentive Stock Option) or death of such Key Employee.

     6.3  Employment.  For all purposes of this Plan, and any Option granted
          -----------
hereunder, "employment" shall be defined in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

                                    PART III

                   ADMINISTRATION, AMENDMENT AND TERMINATION
                             OF PLAN; MISCELLANEOUS

                                  ARTICLE VII

                             Administration of Plan

     7.1  The Committee.  This Plan shall be administered by a Committee of
          --------------
three or more persons, all of whom shall be members of the Board and shall be appointed by, and serve at the pleasure of, the Board. No person shall serve as a member of the Committee if such person is eligible, or had been eligible at any time within one year prior to appointment as a member, for selection as a person to whom stock may be allocated or to whom stock options may be granted under this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the issuer or any of its affiliates. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority to interpret this Plan and the agreements evidencing Options granted hereunder (which agreements need not be identical), to prescribe, amend and rescind rules and regulations, if any, relating to this Plan and to make all determinations necessary or advisable for the administration of this Plan. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons including, but without limitation, the Company, the shareholders of the Company, the Committee and each of the members thereof, and Employees of the Company, and their respective successors in interest.

     7.2  Liability of Committee.  No member of the Committee shall be liable
          -----------------------
for anything done or omitted to be done by such member or by any other member of the Committee in connection with this Plan, except for the willful misconduct or gross negligence of such member. The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under this Plan at the Company's expense.

     7.3  Determinations of the Committee.  In making its determinations
          --------------------------------
concerning the Key Employees who shall receive

Options, as well as the number of shares to be covered thereby and time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Key Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall also determine the form of Option Agreements to be issued under this Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of this Plan. The Committee may, in its discretion or in accordance with a direction from the Board, waive any provisions of any Option Agreement, provided such waiver is not inconsistent with the terms of this Plan as then in effect.

     7.4  Plan Sponsors; Expenses.  The Committee shall act on behalf of the
          ------------------------
Company as sponsor of the Plan. All expenses associated with the Plan shall be borne by the Company.


                                  ARTICLE VIII

                       Amendment and Termination of Plan

     8.1  Amendment of Plan.
          ------------------

     (a)  Generally.  This Plan may be amended at any time and from time to time
          ----------
by the Board of Directors of the Company but to the extent necessary for this Plan to continue to meet the requirements for exemption under Section 16 of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 promulgated thereunder (or any successor provision), no amendment which (1) increases the aggregate number of shares of Common Stock which may be issued and sold under this Plan, (2) decreases the minimum Option price provided in this Plan, (3) extends the period during which Options may be granted under this Plan, or (4) changes the class of Key Employees eligible to receive Options shall be effective unless and until the same is approved by the affirmative vote, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting held to take such action at which a quorum is present. No termination or amendment of this Plan, without the consent of the holder of any Option then existing, may terminate such holder's Option or materially and adversely affect such holder's rights thereunder.

     (b)  Amendments Relating to Incentive Stock Options.  To the extent
          -----------------------------------------------
applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422 of the Code. The Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted (after taking into account Section 424(h) of the Code, relating to "modifications", etc.), if such amendment or modification is necessary for this Plan and the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

     8.2  Termination.  The Board of Directors of the Company may at any time
          ------------
terminate this Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, this Plan shall terminate on the tenth anniversary of the effective date of the Plan. No Options may be granted after this Plan has terminated. After this Plan shall terminate, the function of the Committee will be limited to supervising the administration of Options previously granted.

                                   ARTICLE IX

                            Miscellaneous Provisions

     9.1  Restrictions Upon Grant of Options.  The listing upon the New York
          -----------------------------------
Stock Exchange or the registration or qualification under any Federal or State law of any shares of Common Stock to be granted pursuant to this Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Employees receiving such shares) may be necessary or desirable and, in any such event, delivery of the certificates for such shares of Common Stock shall, if the Board of Directors, in its sole discretion, shall determine, not be made until such listing, registration or qualification shall have been completed. In such connection, the Company agrees that it will use its best efforts to effect any such listing, registration or qualification, provided, however, that the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933, as amended ("1933 Act"), other than on Form S-8, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

     9.2  Restrictions upon Resale of Unregistered Stock.  If the shares of
          -----------------------------------------------
Common Stock that have been transferred to a Key Employee pursuant to the terms of this Plan are not registered under the 1933 Act, pursuant to an effective registration statement, such Key Employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Key Employee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act and (ii) that such Key Employee is acquiring such shares of Common Stock for such Employee's own account and not with a view to the distribution thereof.

     9.3  Adjustments.  In the event of any change (through recapitalization,
          ------------
merger, consolidation, stock dividend, split-up, combination or exchanges of shares or otherwise) in the character or amount of the Company's capital stock (or any other transaction described in Section 424(a) of the Code) after any Option is granted hereunder and prior to the exercise thereof, the Option, to the extent that it has not been exercised, shall entitle the holder to such number and kind of securities as such holder would have been entitled to had such holder actually owned the stock subject to the Option at the time of the occurrence of such change. If any such event should occur, the number of shares subject to Options which are authorized to be issued hereunder, but which have not been issued, shall be similarly adjusted. If any other event shall occur, prior to the exercise of an Option granted to a Key Employee hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Committee, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holder should be permitted to acquire, such adjustment as the Committee shall determine may be made, and when so made shall be effective and binding for all purposes of this Plan.

     9.4  Withholding of Taxes.  Each Key Employee who exercises an Option to
          ---------------------
purchase Common Stock shall agree to pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to the transfer to such Employee of such shares of Common Stock.

     9.5  Use of Proceeds.  The proceeds from the sale of Common Stock pursuant
          ----------------
to Options granted under this Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

     9.6  Other Grants.  Options may be granted under this Plan from time to
          -------------
time in substitution for stock options and/or stock appreciation rights held by employees of other corporations who are or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substituted Options so granted may vary from the terms and conditions set forth in Part II to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the substituted stock incentives.

     9.7  Other Benefits.  Nothing contained herein shall prevent the Company
          ---------------
from establishing other incentive plans in which Key Employees in the Plan may also participate. No award under this Plan shall be considered as compensation in calculating any insurance, pension or other benefit for which the recipient is eligible unless any such insurance, pension or other benefit is granted under a plan which expressly provides that compensation under this Plan (and specifying the type of such compensation) shall be considered as compensation under such plan.



                                    PART IV

                  PROVISIONS RELATING TO CERTAIN KEY EMPLOYEES

                                   ARTICLE X
                                   ---------

          Limitation on Grants; Applicability of Other Provisions

          10.1  Limitations With Respect To Executive Officers.  Notwithstanding
                -----------------------------------------------
any other provision contained in the Plan, the Special Compensation Committee shall have the exclusive right to grant Incentive Stock Options and/or Non-Qualified Options to the executive officers of the Company. Any Options so granted in any year, shall be granted, in the case of the persons who are the Chairman and the four other most highly compensated executive officers, at not less than Fair Market Value.

          10.2  Applicability of Other Provisions.  Section 5.1(e) shall not be
                ----------------------------------
applicable to grants made under this Article X. The provisions of Article VII shall be incorporated herein as if included herein, except that "Special Compensation Committee" shall replace "Committee" whenever it appears therein.